©2008 ADS Alliance Data Systems, Inc. Alliance Data NYSE:ADS Investor/Analyst Call March 13, 2008 Exhibit 99.2

Investor/Analyst Call– March 13, 2008 2
©2008 ADS Alliance Data Systems, Inc.
Alliance Data’s Safe Harbor Statement/Forward-Looking Statements
•
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and
Exchange Commission.
•
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. These risks, uncertainties and assumptions include those made with respect to and any developments related to the proposed merger with an affiliate of The Blackstone Group, including the risk that conditions to closing, including the condition relating to OCC approval, may not be satisfied and that the proposed merger may not be consummated, as well as risks and uncertainties arising from actions that the respective parties to the merger agreement may take in connection therewith. The Company cannot provide any assurance that the conditions to closing the transaction will be satisfied or that the proposed merger will be completed. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
•
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the company's
Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

Investor/Analyst Call– March 13, 2008 3
©2008 ADS Alliance Data Systems, Inc.
Financial Measures
•
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as adjusted EBITDA, operating EBITDA and cash earnings per share. The
Company believes that these non-GAAP measures, viewed in addition to and not in lieu of the Company's reported GAAP results, provide useful information to investors regarding its performance and overall results of operations. These metrics are an integral part of the
Company's internal reporting to measure  the performance of reportable segments and the overall effectiveness of senior management. Definitions of these financial terms and reconciliations of these financial measures to comparable GAAP measures are available on the Company's website, except where, as in the case of adjusted EBITDA, operating
EBITDA and cash earnings per share, the appropriate GAAP financial measure is not available on a forward-looking basis. The financial measures presented are consistent with the Company's historical financial reporting practices, except as noted with respect to the
Company’s revised segment reporting. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings.

Investor/Analyst Call– March 13, 2008 4 ©2008 ADS Alliance Data Systems, Inc. Agenda • Introduction • Business Update • Q&A

Investor/Analyst Call– March 13, 2008 5
©2008 ADS Alliance Data Systems, Inc.
Business Update
•
Business Model & Key Financial Objectives
•
Loyalty Services (AIR MILES
®
Reward Program - Canada)
•
Epsilon Marketing Services
•
Private Label Services
•
Private Label Credit
•
New Segmentation and Discontinued Operations
•
Consolidated Alliance Data Financials & Guidance
•
Consolidated Free Cash Flow
•
Liquidity
•
Q&A

Investor/Analyst Call– March 13, 2008 6
©2008 ADS Alliance Data Systems, Inc.
Business Model
•
Highly sophisticated transaction-based programs are measurable, trackable and allow for micro-segmentation of clients’ customers.
•
Drives high ROIs for our clients and displaces traditional marketing channels, a $670 billion market.
•
Comprehensive nature of our programs cuts across many traditional industries.
Largest and Most Comprehensive Provider of Transaction-
based Marketing and Loyalty Solutions
Very “sticky” programs:  recession resistant and resilient pricing power
• Multi-channel marketing strategy
• Data products
• Database design and build
• Analytics
• Permission-based email
• Customer care
• Processing
• Credit

Investor/Analyst Call– March 13, 2008 7
©2008 ADS Alliance Data Systems, Inc.
Business Model
We capture
past and
current
consumer
transactions
Through our
analysis over
the past 25
years we know
this is the best
predictor of
future behavior
We develop,
implement and
drive complex
marketing and
loyalty
programs
Our micro-
segmentation
drives
significant ROIs
for clients
Captures past and current
transactions from
purchases, in-store and
online interactions,
responses to offers, etc.
Analyzes the data to
know that the customer
opts in to receive email
offers, buys newest book
releases online using
special membership
rate, also likes to browse
in-store for paperbacks
and music.
Customer receives email
and buys promoted book
and makes another
selection, attends autograph
signing the following month
where additional book
purchase was made.
The program yielded
higher response rate to
email campaign, larger
average ticket and
increased store traffic.
Develops permission-
based email campaign for
advance orders of newest
release, suggests
additional book titles and
announces autograph
signing at nearby store the
following month.
Example:

Investor/Analyst Call– March 13, 2008 8
©2008 ADS Alliance Data Systems, Inc.
Four Key Financial Objectives
1.
Double-digit Organic Growth
2.
Strong Free Cash Flow Conversion
•
Double-digit organic business growth, plus
•
Margin expansion:  14% (2000) 32% (2007); >250bps a year
•
Capex improving from 5% 3% of top-line
3.
Strong Visibility, Predictability and Transparency
•
27 consecutive quarters since IPO
•
High recession resiliency
4.
Excellent Liquidity
•
$3.8BN Capacity in Place $1.8BN Unused
•
Leverage <1x
Comfort at 3x $2.0BN Available
$3.8BN Unused/Available
(“investment grade”)

BMO Bank of Montreal

Giving our best

Canada Safeway Limited

AMERICAN EXPRESS

JEAN COUTU

AllianceData

Investor/Analyst Call– March 13, 2008 9
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook:  Loyalty Services - Canada
•
AIR MILES
®
Reward Program is the Largest Mass
Consumer Coalition Loyalty Program in Canada
•
70% of Canadian Households Active in the Program
•
One of Canada’s Most Recognizable Brands
•
Despite Name, Revenues are not Driven by Airline
Industry.
•
Revenues Generated from Consumers’
Non-discretionary, High Frequency, Everyday Spend
•
Gas, Grocery, Pharmacy, Etc.
•
Long Term Contracts with High Renewal Rate
•
2007 Operating EBITDA of $174MM
•
(Adjusted EBITDA plus Loyalty Adjustment)
•
Expect Mid-teens Adjusted EBITDA Growth in 2008
•
100% Organic; driven by network effect, new sponsors, and
larger commitments from current sponsors
Shell Oil of Canada

Bank of America

Pfizer

Hilton

BEST BUY

Edward Jones
MAKING SENSE OF INVESTING

BARNES & NOBLE

AllianceData

Investor/Analyst Call– March 13, 2008 10
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook:  Epsilon Marketing Services
•
Only Recognized Leader in Both Database Marketing and Email
Marketing Services by Forrester
•
Most Comprehensive and Only Integrated Database Marketing
Services Firm in the Industry
•
Marketing Strategy
•
Database Management
•
Proprietary Data Services
•
Analytical Services
•
Distribution (35 BN+ Permission-based Emails Sent Annually)
•
Coalition Programs: Abacus, Citi ThankYou Network
•
Individual Programs: Hilton HHonors, Barnes & Noble, Pfizer
•
Top 25 Clients have Average Tenure of 10 Years
•
2007 Adjusted EBITDA of $118MM
•
Expect Mid-teens Adjusted EBITDA Growth in 2008
•
$670BN Market:  TV, radio, newspapers, magazines, outdoor,
direct response & mail, events & promos
•
Massive Shift to ROI-based Programs
•
100% Organic: Larger Commitments from Existing Clients and
New Clients

ANN TAYLOR

J.CREW

Crate&Barrel

VICTORIA'S SECRET

Eddie Bauer
EST. 1920

POTTERY BARN

AllianceData

Investor/Analyst Call– March 13, 2008 11
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook:  Private Label Services
•
Fully Integrated Loyalty-driven Private Label and
Co-brand Programs
•
Loyalty & Marketing Programs
•
High-end Customer Care
•
Transaction Processing
•
Consumer’s Choice Driven by Loyalty and Relationship
to Retailer, not a Need for Credit
•
2 of 3 Services (Loyalty/Marketing and Customer Care)
Provide “Special Sauce” That Makes the Business
Unique
•
High Renewal Rate; Key Clients with Long Tenure
•
2007 Adjusted EBITDA of $99MM
•
Expect Mid-single Digit Adjusted EBITDA Growth in
2008
•
Grow-over from Lane Bryant
•
280+ potential clients (50% have a program today)
•
Sign 4-5 new clients per year

Investor/Analyst Call– March 13, 2008 12
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook: Private Label Credit
•
11MM Active Households Each Month
•
85% Female; Mid-to High-Income
•
Customer Views as Loyalty Program, not an Extension of Credit
•
700 Average Bureau Score; Small Average Balances ($350/acct.)
•
No Sub-prime Targeting
•
2007 Adjusted EBITDA of $350MM
•
Expect Mid-single Digit Adjusted EBITDA Growth in 2008 – It’s Not the Macro Issues;
It’s Lane Bryant v. ramp-ups
•
(+) Yields Solid
•
(+) Portfolio Growth Solid – excl. Lane Bryant: 6%; including : flat
•
(+) Portfolio Sales Decent – excl. Lane Bryant: 5%; including: flat
•
(+) Funding Rates
•
(-) Slight Creep in Credit Losses – Master Trust
Sep ‘07 Oct ‘07 Nov ‘07 Dec ‘07 Jan ‘08 Feb ‘08
Delinquencies 5.4% 5.5% 5.3% 5.1% 5.4%
Losses 5.7% 5.4% 6.2% 5.7% 6.5%
}
Offset – Natural Hedge
5.3%
6.3%

Investor/Analyst Call– March 13, 2008 13
©2008 ADS Alliance Data Systems, Inc.
Historical Segment Presentation
•
Original Reporting Unchanged in 8 Years
• Credit (Private Label)
•
Corporate
• Transaction
Processing/Customer
Care/Marketing (Private
Label)
• Merchant Bankcard
Acquiring Services
• Utility Services
•
Corporate
• Loyalty AIR MILES
Reward Program
(Canada)
• Epsilon Marketing
Services
•
Corporate
Credit Transaction Marketing
Segment:
Products
and
Services:

Investor/Analyst Call– March 13, 2008 14
©2008 ADS Alliance Data Systems, Inc.
New Segment Presentation
•
Corporate:  will be reported separately
•
Inter-segment:  processing, customer care and loyalty/marketing services for Private Label will be marked up based on public comps and charged to Credit.  Inter-segment revenues eliminated during consolidations.
•
Discontinued Ops:  due to commodity-type nature of Merchant Bankcard Acquiring Services &
Utility Services businesses, fit is no longer strategic and will be moved to discontinued ops.
Positive EBITDA, but, overall, negative cash flow due to capex.
•
A complete PDF file of the new segment presentations will be posted on our website at:
http://www.alliancedata.com/downloads/segments.pdf
Private Label
(processing,
customer care,
loyalty)
Private Label
Services
Private Label
(credit)
Epsilon Loyalty
AIR MILES
Reward Program
Private Label
Credit
Epsilon
Marketing
Services
Loyalty
Services
Segment:
Services
and
Products:
Transparency Objective Plus Shift in Business Mix Dictate
“More User Friendly” Approach

Investor/Analyst Call– March 13, 2008 15
©2008 ADS Alliance Data Systems, Inc.
2008 Outlook – Consolidated Alliance Data
2007
Operating EBITDA* 2008
•
Loyalty Services $174MM
•
Epsilon Marketing Services $118MM
•
Private Label Services $  99MM
•
Private Label Credit $350MM
$741MM
•
Corporate $(67)MM
•
Operating EBITDA $674MM >$730MM
•
Adjusted EBITDA $632MM            >$700MM
*Reflects impact of discontinued operations

Investor/Analyst Call– March 13, 2008 16
©2008 ADS Alliance Data Systems, Inc.
2008 Guidance
•
Reiterate Organic Growth Targets:
•
Operating EBITDA >$730MM
•
Adjusted EBITDA >$700MM
•
Cash EPS $4.30
Cash EPS:  Mid-teens Organic Growth
Q1:  Flat (-) Lane Bryant Drag
($.98-1.00) (-) 2008’s Most Difficult Comps
Q2:  Low to Mid-teens    (-) Lane Bryant Drag  (+) Private Label Ramp-ups
($1.00) (+) Funding Benefits
Q3:  Mid to High-teens    (-) Lane Bryant Drag     (+) Private Label Ramp-ups
($1.15) (+) Funding Benefits  (+) Loyalty & Epsilon
Q4:  Mid-20’s (+) Lane Bryant Anniv. (+) Private Label Ramp-ups
(>$1.15) (+) Funding Benefits (+) Loyalty & Epsilon
Note: Adjusted EBITDA Will Follow A Similar Distribution

Investor/Analyst Call– March 13, 2008 17
©2008 ADS Alliance Data Systems, Inc.
2008 Est. Free Cash Flow
($MM, Except per Share)
Adjusted EBITDA > $700
Loyalty Adjustment 30
Operating EBITDA > $730
Less Capex/Int./Taxes (330)
Free Cash Flow $400
Per Share $5.00
+ Asset Sales / Other Initiatives TBD
(11% yield)

Investor/Analyst Call– March 13, 2008 18
©2008 ADS Alliance Data Systems, Inc.
Liquidity - $1.5 Billion New or Renewed Since October
- Barclay’s, Wachovia, J.P. Morgan, RBS
1.
CDs
2.
Conduits (Off B/S)
3.
Revolver (Off B/S)
4.
Warehouse (Off B/S)
5.
Cash
6.
Net Debt (excludes CDs)
$655
Corp. 2008 FCF
($400)
$255
2008 Op. EBITDA $730
Leverage 0.3x
7.  Private Markets
8.  Public ABS
}
$3.8 Billion
Capacity
$1.8 Billion
Unused
$2.0 Billion
Available at 3x
(Investment Grade)

Investor/Analyst Call– March 13, 2008 19
©2008 ADS Alliance Data Systems, Inc.
2003-2008e
(in $MM, except per share)
Adjusted EBITDA
>$700
2003             2004           2005           2006          2007           2008e
Cash EPS
2003           2004            2005           2006             2007            2008e
$1.00
$1.54
$1.99
$3.14
$3.88
$4.30
$189
$255
$321
$498
$632